UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2010

ATRINSIC, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-12555	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

469 7th Avenue, 10th Floor, New York, NY 10018
(Address of Principal Executive Offices/Zip Code)

(212) 716-1977
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Current Report on Form 8-K may contain statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended. Those statements include statements regarding our intent, belief or current expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, among other things, our ability to face stiff competition, profitably manage our business, the financial strength of our customers, the acceptance of our existing and new products by our existing and new customers, the ability to manage growth, dependence on key personnel, general economic conditions, and other risks and uncertainties that may be detailed herein, or from time to time in our other filings made with the Securities and Exchange Commission.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 23, 2010, Atrinsic, Inc. (the “Company”) was notified by the NASDAQ Staff that it does not comply with the minimum $1.00 bid price requirement set forth in Listing Rule 5450(a)(1) (the “Rule”).  As a result, the Company’s common stock is subject to delisting from The NASDAQ Stock Market unless the Company requests a hearing before a NASDAQ Listing Qualifications Panel (the “Panel”).  The Company intends to timely request a hearing before a Panel, which will automatically stay the delisting of the Company’s common stock pending the issuance of the Panel’s decision after a hearing.  Under NASDAQ’s Listing Rules, the Panel may, in its discretion, determine to continue the Company’s listing pursuant to an exception to the Rule for a maximum of 180 calendar days from the date of the Staff’s notification or through December 20, 2010.  However, there can be no assurances that the Panel will do so.

On June 29, 2010, the Company issued a press release announcing its receipt of the Department's notification. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press release issued by Atrinsic, Inc., dated June 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atrinsic, Inc.

Date: June 29, 2010	By:	/s/ Thomas Plotts

Thomas Plotts
Chief Financial Officer, Interim

Exhibit Number	Description

99.1	Press release issued by Atrinsic, Inc., dated June 29, 2010.